                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 27, 2000
                 Date of Earliest Event Reported: March 21, 2000

                               AT&T BROADBAND, LLC
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)

               0-20421                             84-1260157
       (Commission File Number)       (I.R.S. Employer Identification No.)

                            9197 SOUTH PEORIA STREET
                            ENGLEWOOD, COLORADO 80112
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (720) 875-5500

ITEM 5. OTHER EVENTS.

          On March 21, 2000, AT&T Corp. ("AT&T"), a New York corporation which is the sole member of AT&T Broadband, LLC, a Delaware limited liability company ("ATTB"), fully and unconditionally guaranteed, on a subordinated basis, all of ATTB's obligations with respect to the securities of TCI Communications Financing I, a Delaware statutory business trust the common securities of which are solely owned by ATTB ("Trust I"), TCI Communications Financing II, a Delaware statutory business trust the common securities of which are solely owned by ATTB ("Trust II") and TCI Communications Financing IV, a Delaware statutory business trust the common securities of which are solely owned by ATTB ("Trust IV"), which obligations include:

          (1) The obligations of ATTB with respect to (a) the 8.72% Subordinated Deferrable Interest Notes due January 31, 2045 of ATTB held by Trust I, (b) the 10% Subordinated Deferrable Interest Notes due May 31, 2045 of ATTB held by Trust II, and (c) the 9.72% Subordinated Deferrable Interest Notes due December 31, 2036 of ATTB held by Trust IV (collectively, the "Debt Securities"). The Debt Securities were issued by ATTB as successor issuer under the Indenture, dated as of January 29, 1996 and as amended, between ATTB as successor issuer and The Bank of New York ("BONY"), as trustee.

          (2) The obligations of ATTB under (a) the Preferred Securities Guarantee Agreement, dated as of January 29, 1996, between ATTB and BONY, as preferred securities guarantee trustee, with respect to Trust I, (b) the Preferred Securities Guarantee Agreement, dated as of May 22, 1996, between ATTB and BONY, as preferred securities guarantee trustee, with respect to Trust II, and (c) the Preferred Securities Guarantee Agreement, dated as of March 24, 1997, between ATTB and BONY, as preferred securities guarantee trustee, with respect to Trust IV.

          (3) The obligations of ATTB under (a) the Amended and Restated Declaration of Trust of Trust I, dated as of January 29, 1996, (b) the Amended and Restated Declaration of Trust of Trust II, dated as of May 22, 1996, and (c) the Amended and Restated Declaration of Trust of Trust IV, dated as of March 24, 1997.

          All of the foregoing guarantees of AT&T shall be referred to herein collectively as the "AT&T Guarantees." A copy of the documents comprising the AT&T Guarantees are filed as exhibits hereto and the description thereof is qualified in its entirety by the full text of the AT&T Guarantees, which is hereby incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)       Exhibits.


Exhibit No.    Description
-----------    -----------

4.1 Seventh Supplemental Indenture, dated as of March 21, 2000, to the Indenture.


4.2            Guarantee of Preferred Securities Guarantee, dated as of March
               21, 2000, with respect to Trust I.
4.3            Guarantee of Preferred Securities Guarantee, dated as of March
               21, 2000, with respect to Trust II.
4.4            Guarantee of Preferred Securities Guarantee, dated as of March
               21, 2000, with respect to Trust IV.
4.5 Declaration Guarantee, dated as of March 21, 2000, with respect to Trust I.
4.6 Declaration Guarantee, dated as of March 21, 2000, with respect to Trust II.
4.7 Declaration Guarantee, dated as of March 21, 2000, with respect to Trust IV.
4.8            Indenture, dated as of January 29, 1996, between TCI
               Communications, Inc. ("TCIC") and BONY, constituting part of the Indenture (incorporated herein by reference to the form of such document filed as Exhibit 4.13 to TCIC's Registration Statement on Form S-3, Registration Number 33-64525).
4.9 First Supplemental Indenture, dated as of January 29, 1996, between TCIC and BONY, to the Indenture, dated as of January 29, 1996, between TCIC and BONY, constituting part of the Indenture
               (incorporated herein by reference to the form of such document filed as Exhibit 4.14 to TCIC's Registration Statement on Form
               S-3, Registration Number 33-64525).
4.10           Second Supplemental Indenture, dated as of May 22, 1996, between
               TCIC and BONY, to the Indenture, dated as of January 29, 1996, between TCIC and BONY, as supplemented by the First Supplemental
               Indenture, dated as of January 29, 1996, between TCIC and BONY, constituting part of the Indenture (incorporated herein by reference to Exhibit 4 to TCIC's Current Report on Form 8-K, filed with the Commission on May 23, 1996, Commission File No.
               0-5550).
4.11           Third Supplemental Indenture, dated as of March 14, 1997, between
               TCIC and BONY, to the Indenture, dated as of January 29, 1996, between TCIC and BONY, as supplemented by the First Supplemental
               Indenture, dated as of January 29, 1996, between TCIC and BONY, and the Second Supplemental Indenture, dated as of May 22, 1996, between TCIC and BONY, constituting part of the Indenture
               (incorporated herein by reference to Exhibit 4.1 to TCIC's
               Current Report on Form 8-K, filed with the Commission on March
               12, 1997, Commission File No. 0-5550).
4.12 Fourth Supplemental Indenture, dated as of March 24, 1997, between TCIC and BONY, to the Indenture, dated as of January 29, 1996, between TCIC and BONY, as supplemented by the First
               Supplemental Indenture, dated as of January 29, 1996, between
               TCIC and BONY, the Second Supplemental Indenture, dated as of May
               22, 1996, between TCIC and BONY, and the Third Supplemental
               Indenture, dated as of March 14, 1997, between TCIC and BONY, constituting part of the Indenture (incorporated herein by reference to Exhibit 4.11 to ATTB's Current Report on Form 8-K, dated March 11, 1999).
4.13           Fifth Supplemental Indenture, dated as of March 9, 1999, among
               ATTB, TCIC and BONY to the Indenture, dated as of January 29, 1996, between TCIC and BONY as supplemented by the First
               Supplemental Indenture, dated as of January 29, 1996, between
               TCIC and BONY, the Second Supplemental Indenture, dated as of May
               22, 1996, between TCIC and BONY, the Third Supplemental
               Indenture, dated as of March 14, 1997, between TCIC and BONY, and the Fourth


               Supplemental Indenture, dated as of March 24, 1997, between TCIC and BONY constituting part of the Indenture
               (incorporated herein by reference to Exhibit 4.17 to ATTB's
               Current Report on Form 8-K, dated March 11, 1999).
4.14 Sixth Supplemental Indenture, dated as of February 25, 2000, between ATTB and BONY to the Indenture, dated as of January 29, 1996, as supplemented by the First Supplemental Indenture, dated as of January 29, 1996, the Second Supplemental Indenture, dated as of May 22, 1996, the Third Supplemental Indenture, dated as of March 14, 1997, the Fourth Supplemental Indenture, dated as of
               March 24, 1997, and the Fifth Supplemental Indenture, dated as of
               March 9, 1999, between ATTB (as successor issuer) and BONY constituting part of the Indenture (incorporated herein by reference to Exhibit 4.5 to ATTB's Current Report on Form 8-K, dated March 10, 2000).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 27, 2000

                                            AT&T BROADBAND, LLC

                                            By: /s/ Michael P. Huseby
                                               -----------------------------
                                            Name:  Michael P. Huseby
                                            Title: Executive Vice President and
                                                     Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

4.1 Seventh Supplemental Indenture, dated as of March 21, 2000, to the Indenture.
4.2            Guarantee of Preferred Securities Guarantee, dated as of March
               21, 2000, with respect to Trust I.
4.3            Guarantee of Preferred Securities Guarantee, dated as of March
               21, 2000, with respect to Trust II.
4.4            Guarantee of Preferred Securities Guarantee, dated as of March
               21, 2000, with respect to Trust IV.
4.5 Declaration Guarantee, dated as of March 21, 2000, with respect to Trust I.
4.6 Declaration Guarantee, dated as of March 21, 2000, with respect to Trust II.
4.7 Declaration Guarantee, dated as of March 21, 2000, with respect to Trust IV.
4.8            Indenture, dated as of January 29, 1996, between TCI
               Communications, Inc. ("TCIC") and BONY, constituting part of the Indenture (incorporated herein by reference to the form of such document filed as Exhibit 4.13 to TCIC's Registration Statement on Form S-3, Registration Number 33-64525).
4.9 First Supplemental Indenture, dated as of January 29, 1996, between TCIC and BONY, to the Indenture, dated as of January 29, 1996, between TCIC and BONY, constituting part of the Indenture
               (incorporated herein by reference to the form of such document filed as Exhibit 4.14 to TCIC's Registration Statement on Form
               S-3, Registration Number 33-64525).
4.10           Second Supplemental Indenture, dated as of May 22, 1996, between
               TCIC and BONY, to the Indenture, dated as of January 29, 1996, between TCIC and BONY, as supplemented by the First Supplemental
               Indenture, dated as of January 29, 1996, between TCIC and BONY, constituting part of the Indenture (incorporated herein by reference to Exhibit 4 to TCIC's Current Report on Form 8-K, filed with the Commission on May 23, 1996, Commission File No.
               0-5550).
4.11           Third Supplemental Indenture, dated as of March 14, 1997, between
               TCIC and BONY, to the Indenture, dated as of January 29, 1996, between TCIC and BONY, as supplemented by the First Supplemental
               Indenture, dated as of January 29, 1996, between TCIC and BONY, and the Second Supplemental Indenture, dated as of May 22, 1996, between TCIC and BONY, constituting part of the Indenture
               (incorporated herein by reference to Exhibit 4.1 to TCIC's
               Current Report on Form 8-K, filed with the Commission on March
               12, 1997, Commission File No. 0-5550).
4.12 Fourth Supplemental Indenture, dated as of March 24, 1997, between TCIC and BONY, to the Indenture, dated as of January 29, 1996, between TCIC and BONY, as supplemented by the First
               Supplemental Indenture, dated as of January 29, 1996, between
               TCIC and BONY, the Second Supplemental Indenture, dated as of May
               22, 1996, between TCIC and BONY, and the Third Supplemental
               Indenture, dated as of March 14, 1997, between TCIC and BONY, constituting part of the Indenture (incorporated herein by reference to Exhibit 4.11 to ATTB's Current Report on Form 8-K, dated March 11, 1999).
4.13           Fifth Supplemental Indenture, dated as of March 9, 1999, among
               ATTB, TCIC and BONY to the Indenture, dated as of January 29, 1996, between TCIC and BONY as supplemented by the First
               Supplemental Indenture, dated as of January 29, 1996, between
               TCIC and BONY, the Second Supplemental Indenture, dated as of May
               22, 1996, between TCIC and BONY, the Third Supplemental
               Indenture, dated as of March 14, 1997, between TCIC and BONY, and the Fourth Supplemental Indenture, dated as of March 24, 1997, between TCIC and BONY constituting part of the Indenture
               (incorporated herein by reference to Exhibit 4.17 to ATTB's
               Current Report on Form 8-K, dated March 11, 1999).

                                 EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

4.14 Sixth Supplemental Indenture, dated as of February 25, 2000, between ATTB and BONY to the Indenture, dated as of January 29, 1996, as supplemented by the First Supplemental Indenture, dated as of January 29, 1996, the Second Supplemental Indenture, dated as of May 22, 1996, the Third Supplemental Indenture, dated as of March 14, 1997, the Fourth Supplemental Indenture, dated as of
               March 24, 1997, and the Fifth Supplemental Indenture, dated as of
               March 9, 1999, between ATTB (as successor issuer) and BONY constituting part of the Indenture (incorporated herein by reference to Exhibit 4.5 to ATTB's Current Report on Form 8-K, dated March 10, 2000).